Exhibit 23.1

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement No. 333-73622, of First Banking Center, Inc. on Form S-8 of our report dated January 23, 2004 included in this Annual Report on Form 10-K for the year ended December 31, 2003.







                                                    /s/ McGladrey & Pullen, LLP
                                                    Madison, Wisconsin
                                                    March 23, 2004